Exhibit 10.1.11
Portions of this exhibit that have been marked by [***] have been omitted because the Registrant has determined they are not material and would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
(Term Extension for Certain Facilities; Sale or Transition of Certain Facilities; Provision of Certain Landlord Capital Funds)

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is effective as of December 18, 2024 (the “Amendment Effective Date”), by and among each of the signatories hereto identified as “Landlord” (individually and collectively, “Landlord”), and each of the signatories hereto identified as “Tenant” (individually and collectively, “Tenant”).

RECITALS

A.    Landlord and Tenant are parties to that certain Amended and Restated Master Lease and Security Agreement, dated as of July 26, 2020, as amended by that certain Amendment No. 1 to Amended and Restated Master Lease and Security Agreement (McMinnville Lease Combination) effective as of April 15, 2021 (the “First Amendment”), that certain Amendment No. 2 to Amended and Restated Master Lease and Security Agreement (Extension of Deadline for Requested Landlord UE Funds) effective as of July 19, 2021, that certain Amendment No. 3 to Amended and Restated Master Lease and Security Agreement (Extension of Deadline for, and Reallocation of, Requested Landlord UE Funds) effective as of July 15, 2022, and that certain Amendment No. 4 to Amended and Restated Master Lease and Security Agreement (Approval of Additional Approved Projects; Requested Landlord UE Funds) effective as of October 23, 2023 (as so amended, the “Master Lease”); and

B.    Landlord and Tenant wish to further amend the Master Lease to, among other things, renew the Term with respect to certain Facilities and provide for the sale or transition of certain other Facilities.

NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.Defined Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease. For purposes of this Amendment, the following terms shall have the following meanings:

1.1“Additional Capital Rent” means, with respect to any 25-27 Capital Funds (as defined below) disbursed to Tenant, (i) the amount of such 25-27 Capital Funds, multiplied by (ii) the greater of (x) 8% and (y) the rate on Ten-Year United States Treasury Notes (as of the date of such disbursement) plus 3.5%. For the avoidance of doubt, the amount of Additional Capital Rent with respect to each disbursement of 25-27 Capital Funds shall be determined (and added to Minimum Rent in accordance with Section 5.5 below) as of the date of such disbursement (and, as part of Minimum Rent, shall escalate in accordance with Section 2.2 below during the Renewal Term).

1.2“[***] Rent Credit” means an amount equal to (i) the net cash proceeds and/or other consideration actually received by the applicable Landlord Seller at the closing of the sale of the Sale Property commonly known as “Brookdale [***]”, after deducting therefrom all actual, reasonable, out-of-pocket expenses incurred by the applicable Landlord Seller and its Affiliates in connection with such sale (including without limitation recording costs, transfer taxes, title and survey costs, escrow charges, broker’s fees, marketing costs and attorneys’ fees), multiplied by (ii) [***] (as of the date of such sale) plus [***].

1.3“Landlord Seller” means, with respect to any Sale Property, the Landlord that owns such Sale Property as identified on Schedule 1 to the Master Lease.

1.4“Monthly [***] Rent Credit” means an amount equal to the [***] Rent Credit divided by 12.

1.5“Renewal Properties” means the Facilities identified on Schedule 1 attached hereto.

1.6“Sale Properties” means the Facilities identified on Schedule 2 attached hereto.

1.7“Transition Properties” means the Facilities identified on Schedule 3 attached hereto.

2.     Renewal Properties.

2.1    Tenant hereby exercises its option to extend the Term for the first Renewal Term in accordance with Section 3.2 of the Master Lease with respect to the Renewal Properties, and Landlord hereby waives the requirement for Tenant to deliver a Renewal Notice with respect to such extension. Upon the commencement of the Renewal Term, the Master Lease shall expire as to the Sale Properties and Transition Properties that are then still subject to the Master Lease. There shall be no reduction of Minimum Rent pursuant to Section 7.4.12 of the Master Lease on account of such expiration, it being agreed that Minimum Rent during the Renewal Term shall be as set forth in Section 2.2 below.

2.2    Notwithstanding anything to the contrary contained in the Master Lease (including Section 4.1.3 thereof), Minimum Rent for the first Lease Year of the Renewal Term (i.e., the Lease Year commencing on January 1, 2026 and continuing through December 31, 2026) shall be equal to the sum of (i) $64,000,000 plus (ii) the Additional Capital Rent with respect to 25-27 Capital Funds funded through December 31, 2026. For the avoidance of doubt, Minimum Rent as of January 1, 2026 shall take into account the increase pursuant to Section 4.1.2 of the Master Lease in the Additional Capital Rent with respect to any 25-27 Capital Funds disbursed to Tenant on or before December 31, 2025. Minimum Rent (including the Additional Capital Rent component thereof) shall thereafter escalate during each Lease Year of the Renewal Term in accordance with Section 4.1.2 of the Master Lease.

2

2.3    No later than February 28, 2025, Landlord and Tenant may (but shall not be obligated to) mutually agree to modify the Proportionate Shares of the Renewal Properties, and upon any such agreement Landlord and Tenant shall execute and deliver an amendment to the Master Lease reflecting such new Proportionate Shares (but not otherwise modifying the terms of Section 2.2 above).

2.4    With respect to the Renewal Properties only, Exhibit F to the Master Lease is hereby replaced in its entirety by Exhibit F attached hereto. Notwithstanding anything to the contrary in the Master Lease (including, without limitation, Section 5.8 thereof), the Guaranty, or any other agreement entered into in connection with the Master Lease and the matters contemplated thereunder, and for the avoidance of doubt, from and after the Amendment Effective Date, Tenant shall not be required to provide to Landlord in respect of the Renewal Properties information required to be provided under Sections 1, 2.2, 2.3, 2.4 and 3.5 of the version of Exhibit F to the Master Lease in effect for the Renewal Properties immediately prior to the Amendment Effective Date (and remaining in effect after the Amendment Effective Date for the Sale Properties and Transition Properties).

3.    Sale Properties.

3.1    Landlord shall use commercially reasonable efforts to sell the Sale Properties. In connection with the sale of any Sale Property, the applicable Landlord Seller shall execute and deliver a purchase contract acceptable to such Landlord Seller (“SF Purchase Contract”) with the prospective purchaser of such Sale Property (each, a “Purchaser”), and Tenant shall cooperate reasonably and in good faith in the orderly transition of such Sale Property. Without limiting the generality of the foregoing and without limiting the parties’ obligations with respect to the surrender and transition of Facilities as to which the Master Lease terminates (as set out in the Master Lease), Tenant shall (i) at the applicable Purchaser’s election, enter into an operations transfer agreement with the applicable Purchaser or its designee and, only if the new operator of such Sale Property is an Affiliate of Landlord, a joinder to the operations transfer agreement by Guarantor in order to guaranty Tenant’s obligations thereunder (each such agreement and guaranty (if applicable), an “OTA”) in substantially the same form as the Form OTA (with changes thereto to reflect (A) that the applicable successor operator will use commercially reasonable efforts to cooperate with Tenant (or its applicable Affiliate(s)) to collect any accounts receivable outstanding as of the applicable date of sale (it being agreed and understood that (x) commercially reasonable efforts shall not require such successor operator to institute eviction or other proceedings against any resident or require such successor operator to incur out-of-pocket expenses (unless reimbursed by Tenant (or its applicable Affiliate(s)) and (y) any accounts receivable collected after the applicable date of sale shall be applied in accordance with the terms of the Form OTA), (B) the provisions of this Amendment (as applicable) and (C) revisions requested by the applicable Purchaser that are reasonably satisfactory to Tenant) concurrently with the execution and delivery of the applicable SF Purchase Contract (it being agreed that Landlord shall keep Tenant reasonably apprised of the status of the negotiation of each SF Purchase Contract and shall endeavor to give Tenant at least thirty (30) days’ notice prior to entry into each SF Purchase Contract), (ii) keep Landlord reasonably informed of the status of the negotiation of each OTA, send each draft of an OTA exchanged by the parties to Landlord concurrently with or promptly after such exchange, and afford Landlord a reasonable opportunity to participate in all material discussions relating to each OTA, (iii) promptly upon a reasonable request by Landlord, disclose any information or provide any document (including
3

service and equipment contracts and leases) in its possession or control with respect to any Sale Property, provided that such information or document is not privileged or subject to a legal prohibition (including any duty of confidentiality) on disclosure to Landlord (and provided, further, that from and after the execution of an OTA, the OTA will govern Tenant’s obligations to disclose information or provide documentation to the successor operator), (iv) coordinate with Landlord to deliver, immediately prior to or concurrently with each of the execution of any SF Purchase Contract and the closing of the sale of any Sale Property, in favor of the applicable Landlord Seller and its Affiliates, a representation and warranty certificate and indemnity agreement in respect of the applicable sale, in the form attached hereto as Annex 1, (v) following the execution and delivery of an SF Purchase Contract, use commercially reasonable, diligent efforts to cooperate (including causing its Affiliates to use such efforts) in the applicable Purchaser’s or its designee’s efforts to obtain as soon as practicable any necessary regulatory licenses, approvals and other authorizations required with respect to the sale and transfer of operations of the applicable Sale Property (provided, however, in no event shall Tenant or any of its Affiliates be required to enter into any interim or bridge arrangement in connection with Purchaser’s, its designee’s, and/or its or designee’s successor operator’s regulatory approvals), (vi) not take any action or omit to take any action that causes the applicable Landlord Seller to default on its obligations under an SF Purchase Contract or any document executed or delivered in connection therewith, and (vii) at the closing of the sale of each Sale Property, convey to the applicable Purchaser (or its designee) all Tenant Property relating to such Sale Property (excluding the Excluded Property and the Excluded Vehicles), by executing and delivering such assignments, conveyance documents, bills of sale and other instruments as Landlord shall reasonably require to effect such conveyance, and otherwise reasonably assist Landlord and the applicable Purchaser (or its designee) in connection with such conveyance.

3.2    Upon the closing of the sale of each Sale Property, the Master Lease shall terminate as to such Sale Property, and such Sale Property shall constitute a Deleted Facility under Section 7.4.12 of the Master Lease and the date of the closing will be deemed the “Property Removal Date” (except that there shall be no reduction of Minimum Rent pursuant to Section 7.4.12 of the Master Lease with respect to such Sale Property. Notwithstanding anything to the contrary in the Master Lease or this Amendment, Tenant shall be required to continue paying Minimum Rent with respect to each Sale Property in accordance with the terms of the Master Lease through December 31, 2025 (irrespective of when the sale of such Sale Property occurs); provided that, in connection with the sale of the Sale Property commonly known as “Brookdale [***],” Tenant shall be entitled to a credit against future Minimum Rent due under the Master Lease in an amount equal to the Monthly [***] Rent Credit each month (which will be prorated for the month of sale if the sale occurs on any day other than the first day of any month) from and after the sale of such Sale Property and through December 31, 2025.

3.3    In the event that any Sale Property has not been sold on or prior to December 31, 2025 (any such Sale Property, an “Unsold Sale Property”), at Landlord’s election, Tenant (or its Affiliate) shall agree to manage such Unsold Sale Property commencing on January 1, 2026 and continuing until the earlier to occur of (i) the date of the transition or sale of such Unsold Sale Property and (ii) December 31, 2026. The management agreement between Landlord (or its Affiliate) and Tenant (or its Affiliate) at each such Unsold Sale Property shall be substantially similar to the management agreement that is currently in place for the facility commonly known as “Brookdale [***]” (with the addition of such license-related provisions and the making of such other changes as may be necessary or reasonably appropriate in light of the
4

applicable facility type), with a management fee equal to [***]. If it is impracticable due to regulatory restrictions or requirements for an Affiliate of Landlord to enter into a management agreement with Tenant or an Affiliate of Tenant for any Unsold Sale Property on or prior to December 31, 2025, then at Landlord’s election Tenant or its Affiliate shall instead enter into a separate agreement for such Unsold Sale Property (effective as of January 1, 2026) that replicates (to the fullest extent possible) the arrangements that would have applied if the applicable parties had entered into a management agreement for such Unsold Sale Property as described above (including that Tenant or its Affiliate will receive a [***] management fee) and that complies (in Landlord’s sole judgment) with the requirements relating to Landlord’s and its Affiliates’ qualification as a real estate investment trust (including, without limitation, the provisions of Section 856 of the Code). Tenant shall cooperate with any transition and/or sale (including, for the avoidance of doubt, any transition or sale occurring after December 31, 2025) of an Unsold Sale Property in a manner consistent with the cooperation contemplated in the Master Lease and in Section 3.1 above and Section 4.1 below (notwithstanding the earlier expiration of the Master Lease with respect to such Unsold Sale Property).

3.4    Exhibit L to the Master Lease is hereby deleted in its entirety, and all references to Exhibit L and/or “Sale Facility” throughout the Master Lease are hereby deleted.

4.    Transition Properties.

4.1    Landlord shall use commercially reasonable efforts to effectuate the orderly transition of the Transition Properties to one or more successor operators/managers designated by Landlord (each, a “Successor Operator”) on or after September 1, 2025 (the date of such transition for any Transition Property, a “Transition Date”). Until the Transition Date for each Transition Property, Tenant shall operate such Transition Property in the ordinary course of business and consistent with past practice (in each case in all material respects), it being acknowledged that Tenant and its Affiliates’ implementation of new or changed policies or procedures substantially on a system-wide basis or a market basis, whether owned or leased by Tenant and its Affiliates) effectuated substantially concurrently are considered operating in the ordinary course of business and consistent with past practice; provided, further, that Tenant shall not operate in a manner that is likely to adversely affect the Transition Properties in a disproportionate manner as compared to other properties owned or leased by Tenant or its Affiliates. Without limiting the parties’ obligations with respect to the surrender and transition of Facilities as to which the Master Lease terminates (as set out in the Master Lease), Landlord and Tenant shall cooperate to effectuate the orderly transition of the Transition Properties, including, without limitation, by (i) complying with reasonable lender requirements and reasonably cooperating with Landlord to obtain any required lender consents (at no material out of pocket cost to Tenant or any of its Affiliates), (ii) at Landlord’s election, entering into an operations transfer agreement with (and, only if a Successor Operator of such Transition Property is an Affiliate of Landlord, a joinder to the operations transfer agreement by Guarantor in order to guaranty Tenant’s obligations thereunder in favor of) the Successor Operator with respect to each transition in substantially the same form as the Form OTA (with changes thereto to reflect (A) that the applicable Successor Operator will use commercially reasonable efforts to cooperate with Tenant (or its applicable Affiliate(s)) to collect any accounts receivable outstanding as of the applicable Transition Date (it being agreed and understood that (x) commercially reasonable efforts shall not require such Successor Operator to institute eviction or other proceedings against any resident or require such Successor Operator to incur out-of-pocket expenses (unless
5

reimbursed by Tenant (or its applicable Affiliate(s)) and (y) any accounts receivable collected after the Transition Date shall be applied in accordance with the terms of the Form OTA), (B) the provisions of this Amendment (as applicable) and (C) revisions requested by the Successor Operator that are reasonably satisfactory to Tenant), concurrently with a filing by the applicable Successor Operator of an application for any necessary regulatory licenses, approvals or other authorizations required with respect to the transfer of operations of the applicable Transition Property, (iii) use commercially reasonable, diligent efforts to cooperate (and cause its applicable Affiliates to use such efforts to cooperate) in the Successor Operator’s efforts to obtain as soon as practicable any necessary regulatory licenses, approvals and other authorizations required with respect to the transfer of operations of the applicable Transition Property (provided, however, that, in no event shall Tenant or any of its Affiliates be required to enter into any interim or bridge arrangement in connection with Successor Operator’s or any of its Affiliates’ regulatory approvals for any Transition Property), and (iv) on each Transition Date, conveying to the applicable Successor Operator (or its designee) all Tenant Property relating to the applicable Transition Property (excluding the Excluded Property and the Excluded Vehicles) by executing and delivering such assignments, conveyance documents, bills of sale and other instruments as Landlord shall reasonably require to evidence such conveyance and otherwise reasonably assisting Landlord and such Successor Operator (or its designee) in connection with such conveyance. Landlord and each Successor Operator shall coordinate site visits with Tenant in an orderly manner, including providing at least two Business Days’ notice prior to any visit to any Transition Property and the opportunity for Tenant’s representatives to participate in each such visit, in each case in accordance with the terms of the operations transfer agreement entered into with the Successor Operator (once executed). On each Transition Date, the Master Lease shall terminate as to the applicable Transition Property, and such Transition Property shall constitute a Deleted Facility under Section 7.4.12 of the Master Lease. For the avoidance of doubt, the Transition Date will be deemed the “Property Removal Date” pursuant to the terms of the Master Lease, and (without limiting the proviso at the end of Section 5.5 below) all Minimum Rent shall terminate as to such Transition Property as of the earlier of (A) the Transition Date and (B) December 31, 2025 (and, in any event, will be prorated for the month of transition if the Transition Date occurs on any day other than the first day of any month).

4.2    [***]

4.3    In the event that any Transition Property has not had a Transition Date on or prior to December 31, 2025, at Landlord’s election, Tenant shall manage such Transition Property commencing on January 1, 2026 and continuing until the earlier to occur of (a) the Transition Date or date of sale of such Transition Property and (b) December 31, 2026; provided that, solely in the case of the Transition Property commonly known as “Brookdale [***]”, the management agreement shall continue until the [***] State Department of Health has approved applications by Landlord or its designee for a change of ownership and a change of management (unless Landlord or its designee in its sole discretion enters into alternative arrangements with the holder of the existing license with respect to the operation of such Transition Property pending such approvals, which alternative arrangements shall in no event involve any interim or bridge arrangement(s) by Tenant or any of its Affiliates). The management agreement between Landlord (or its Affiliate) and Tenant (or its Affiliate) at each such Transition Property shall be substantially similar to the management agreement that is currently in place for the facility commonly known as “Brookdale [***]” (with the addition of such license-related provisions and the making of such other changes as may be necessary or reasonably appropriate in light of the
6

applicable facility type), with a management fee equal to [***]. Tenant shall cooperate with any transition and/or sale (including, for the avoidance of doubt, any transition or sale occurring after December 31, 2025) of any such Transition Property in a manner consistent with the cooperation contemplated in the Master Lease and in Sections 3.1 (with respect to a sale) or Section 4.1 (with respect to any transition) above (notwithstanding the earlier expiration of the Master Lease with respect to such Transition Property), provided, however, Tenant shall not be required to deliver any representation and warranty certificate and indemnity agreement in connection with any sale of a Transition Property.

5.    Upgrade Expenditures.

5.1    Landlord shall make up to $35,000,000 (in the aggregate) available to Tenant for Upgrade Expenditures at any of the Facilities during calendar years 2025-2027 (collectively, the “25-27 Capital Funds”), provided that (i) no more than $15,000,000 shall be funded in any one calendar year and (ii) for the avoidance of doubt, any Alterations performed using the 25-27 Capital Funds shall be subject to the requirements of Section 6.4.1 of the Master Lease (as applicable).

5.2    Tenant shall be permitted to use 25-27 Capital Funds that are disbursed to Tenant to satisfy up to 50% of the Facility Required Upgrade Expenditures Amount required to be spent pursuant to the terms of the Master Lease. The 25-27 Capital Funds that are credited in any given Upgrade Expenditures Test Period towards the applicable Facility Required Upgrade Expenditures Amount in the foregoing sentence may be used for any Upgrade Expenditures, and the 25-27 Capital Funds that are not so credited shall be used only for Upgrade Expenditures in the following categories of expenses: (a) [***] (for items or projects equal to or greater than $[***]), (b) [***], (c) [***], (d) [***], and (e) [***].

5.3    Without derogating from any of the limitations set forth in Sections 5.1 and 5.2 above, Tenant’s requests for, and Landlord’s funding of, 25-27 Capital Funds shall be governed by the following sections of the Master Lease: Section 6.3.5.1, the first two sentences of Section 6.3.5.2, and Section 6.3.5.4; provided that, for these purposes: (i) “Landlord UE Funds” shall be deemed to refer to 25-27 Capital Funds, (ii) “Request Form” shall be deemed to refer to the form attached hereto as Exhibit I, (iii) “Subject Projects” shall be deemed to refer to the projects funded with 25-27 Capital Funds, and (iv) “Cost Savings” shall be deemed to refer to cost savings (through efficiencies or reductions in scope) relating to projects funded with 25-27 Capital Funds.

5.4    The Facility Required Upgrade Expenditures Amount and Facility Actual Upgrade Expenditures Amount under Section 6.3 of the Master Lease for each Transition Property or Sale Property shall be prorated as of the applicable Transition Date or date of sale, as applicable.

5.5    With respect to any disbursement of 25-27 Capital Funds to Tenant, in lieu of the Landlord Funds Rent Increase described in Section 6.5 of the Master Lease, the Additional Capital Rent with respect to such disbursement shall be added to Minimum Rent (and shall be specifically allocated to the Facility or Facilities in respect of which such 25-27 Capital Funds were disbursed, as applicable) effective on the date of such disbursement. If Landlord makes such a disbursement on a day other than the first day of a calendar month, then the
7

Additional Capital Rent with respect to such disbursement shall, for the month in which such disbursement occurs, be prorated based on the number of days in the month falling on and after the date of disbursement over the total number of days in the month and shall be due with the next scheduled installment of Minimum Rent. Upon any addition of Additional Capital Rent to Minimum Rent, and without further action of the parties, the Proportionate Share of each Facility shall be revised to equal the percentage obtained by dividing the annual Minimum Rent allocated to such Facility (as adjusted under this Section 5.5) by the aggregate annual Minimum Rent for the Premises (as adjusted under this Section 5.5) (provided, for the avoidance of doubt, that any Additional Capital Rent allocated to any Transition Property or Sale Property shall continue to be part of the Minimum Rent from and after the applicable Transition Date or date of sale).

6.    Miscellaneous.

6.1    Notices. The portion of Section 15.8 of the Master Lease setting forth notice addresses for Tenant and Landlord is hereby deleted in its entirety and replaced with the following:

If to Tenant: c/o Brookdale Senior Living Inc. 105 Westwood Place, Suite 400 Brentwood, Tennessee 37027 Attention: General Counsel	If to Landlord: c/o Ventas, Inc. 300 N. LaSalle Street, Suite 1600 Chicago, Illinois 60654 Attention: Senior Housing Asset Management Telephone: (312) 660-3800 Fax No.: (312) 660-3850
With a copy to: Skadden, Arps, Slate, Meagher & Flom, LLP 320 S. Canal Street Chicago, IL 60657 Attention: Nancy Olson	With a copy to:

c/o Ventas, Inc.
300 N. LaSalle Street, Suite 1600
Chicago, Illinois 60654
Attention: Legal Department
Telephone: (312) 660-3800
Fax No.: (312) 660-3850

With a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Salvatore Gogliormella &
Matthew Dulak
Telephone: (212) 373-3302 & (212) 373-3898
Fax No.: (212) 492-0302 & (212) 492-0898

8

6.2    Confidentiality. Section 15.16(d) of the Master Lease is hereby deleted in its entirety and replaced with the following:

“(d)    in connection with reporting of Facility portfolio based performance and other Facility portfolio information in filings with the Securities and Exchange Commission by Landlord and its Affiliates, and/or Tenant and its Affiliates;”

6.3    Landlord Termination. Section 7.3 of the Master Lease is hereby deleted in its entirety.

6.4    [***]. From and after the Transition Date of the Facility known as Brookdale [***] located at [***], the terms of Schedule 2.3.5 that were added to the Master Lease pursuant to the First Amendment shall immediately be deemed deleted and of no further force and effect, without any further action required by Landlord, Tenant, and/or any of their respective Affiliates.

6.5    Survival. For the avoidance of doubt, all provisions of the Master Lease (as amended hereby) that pursuant to the terms of the Master Lease (as amended hereby) survive the expiration or termination of the Master Lease (as amended hereby) with respect to any Facility shall survive any expiration or termination of the Master Lease (as amended hereby) with respect to any Sale Property or Transition Property.

6.6    Integrated Agreement; Modifications; Waivers. This Amendment, the Master Lease (as amended hereby), that certain letter agreement among Affiliates of Landlord and Tenant, dated as of the Amendment Effective Date, the Guaranty (as amended), and the other Existing BKD/VTR Documents (as defined in the Omnibus Agreement) (each as amended hereby, as applicable), constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.

6.7    Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.

6.8    Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall control.

6.9    Counterparts. This Amendment may be executed and delivered (including by facsimile, Portable Document Format (pdf) transmission, or Docusign) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this
9

document to physically form one document. Any such documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

[signature pages follow]

10

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the Amendment Effective Date.

TENANT:

BLC-THE HALLMARK, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: President and Secretary

BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires: 02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: President and Secretary

BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By: BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By: BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BLC-PONCE DE LEON, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-PARK PLACE, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-THE WILLOWS, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-BRENDENWOOD, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BLC-CHATFIELD, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

SW ASSISTED LIVING, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE 5, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE 4, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE 14, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE 15, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE 16, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE 17, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires: 02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

ALS LEASING, INC., a Delaware corporation

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires: 02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Assisted Living Properties, Inc., a Kansas corporation(“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires: 02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company

By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

LANDLORD:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: Senior Vice President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company

By: PSLT-ALS Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company

By: PSLT-ALS Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

RIVER OAKS PARTNERS, an Illinois general partnership

By: Brookdale Holdings, LLC, its managing partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership

By: Brookdale Living Communities of California-San Marcos, LLC, its general partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership

By: Nationwide Health Properties, LLC, its general partner

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By: MLD Texas Corporation, its general partner

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

MLD PROPERTIES, INC., a Delaware corporation

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership

By: JER/NHP Management Texas, LLC, its general partner

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By: MLD Properties II, Inc., its general partner

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

NHP MCCLAIN, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

VENTAS FAIRWOOD, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

VENTAS FRAMINGHAM, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 5 to Amended and Restated Master Lease and Security Agreement

CONSENT AND REAFFIRMATION OF GUARANTOR

THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 5 to Amended and Restated Master Lease and Security Agreement (Term Extension for Certain Facilities; Sale or Transition of Certain Facilities; Provision of Certain Landlord Capital Funds) effective as of December 18, 2024 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).

BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”), executed and delivered that certain Amended and Restated Guaranty dated as of July 26, 2020 (as amended from time to time, the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord the obligations of Tenant under the BKD/VTR Documents (as defined in the Guaranty).

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:

1. Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.

2. Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Master Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.

3. Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Effective Date.

GUARANTOR:

BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By: /s/ Chad C. White
Name: Chad C. White
Title: Executive Vice President,
General Counsel and Secretary

SCHEDULE 1

Renewal Properties

[omitted for SEC purposes]

SCHEDULE 2

Sale Properties

[omitted for SEC purposes]

SCHEDULE 3

Transition Properties

[omitted for SEC purposes]